Exhibit 10.9

AMENDED AND RESTATED VOTING AGREEMENT

This AMENDED AND RESTATED VOTING AGREEMENT (the “Voting Agreement”) is made and entered into as of May 2, 2012, by and among KaloBios Pharmaceuticals, Inc., a Delaware corporation (the “Company”), the holders of the Company’s Series A Preferred Stock (the “Series A Preferred Stock”), Series B-1 Preferred Stock (the “Series B-1 Preferred Stock”), Series B-2 Preferred Stock (the “Series B-2 Preferred Stock”), Series C Preferred Stock (the “Series C Preferred Stock”), Series D Preferred Stock (the “Series D Preferred Stock”) and Series E Preferred Stock (the “Series E Preferred Stock”, and collectively with the Series A Preferred Stock, Series B-1 Preferred Stock, Series B-2 Preferred Stock, Series C Preferred Stock and Series D Preferred Stock, the “Preferred Stock”) as listed on the Schedule of Investors attached as Exhibit A hereto (individually, an “Investor” and collectively, the “Investors”), and certain holders of Common Stock of the Company (individually, a “Common Holder” and collectively, the “Common Holders”) listed on the Schedule of Common Holders attached as Exhibit B hereto. The Company, the Common Holders and the Investors are individually each referred to herein as a “Party” and are collectively referred to herein as the “Parties.” The Company’s Board of Directors is referred to herein as the “Board.”

WITNESSETH:

WHEREAS, the Company, the Common Holders, and certain of the Investors (the “Existing Investors”) are parties to that certain Amended and Restated Voting Agreement, dated as of September 22, 2008 (the “Prior Agreement”);

WHEREAS, the Company and certain of the Investors (the “New Investors”) are parties to the Series E Preferred Stock Purchase Agreement dated of even date herewith (the “Series E Agreement”), pursuant to which the New Investors are purchasing shares of the Company’s Series E Preferred Stock;

WHEREAS, the Company, the Common Holders and the Existing Investors wish to provide further inducement to the New Investors to purchase the Series E Preferred Stock by amending and restating the Prior Agreement to include the New Investors and to amend and restate the rights and obligations set forth therein, in each case as set forth herein;

WHEREAS, the Prior Agreement may be amended with the consent of the Company, the holders of a majority of the then outstanding Common Stock held by the Common Holders (a “Majority of Common Holders”), and Investors holding at least sixty percent (60%) of the outstanding Preferred Stock held by the Investors;

WHEREAS, the Company, a Majority of Common Holders and Investors holding at least sixty percent (60%) of the outstanding Preferred Stock held by the Investors are parties hereto; and

WHEREAS, the Company’s Amended and Restated Certificate of Incorporation filed in connection with the closing of the Series E Agreement (the “Company’s Amended and Restated Certificate of Incorporation”) provides that (a) holders of shares of Preferred Stock, voting together as a single class, shall elect two (2) members of the Board (the “Preferred Directors”) and (b) holders of shares of Preferred Stock and Common Stock, voting together as a single class, shall be entitled to elect any remaining members of the Board (the “At-Large Director(s)”).

NOW, THEREFORE, in consideration of the foregoing premises and certain other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. Agreement to Vote. Each Investor, as a holder of Preferred Stock, hereby agrees on behalf of itself and any transferee or assignee of any such shares of the Preferred Stock, to hold all of the shares of Preferred Stock registered in its name (and any securities of the Company issued with respect to, upon conversion of, or in exchange or substitution of the Preferred Stock, and any other voting securities of the Company subsequently acquired by such Investor) (hereinafter collectively referred to as the “Investor Shares”) subject to, and to vote the Investor Shares at a regular or special meeting of stockholders (or by written consent) in accordance with, the provisions of this Agreement. Each Common Holder, as a holder of Common Stock of the Company, hereby agrees on behalf of itself and any transferee or assignee of any such shares of Common Stock, to hold all of such shares of Common Stock and any other securities of the Company acquired by such Common Holder in the future (and any securities of the Company issued with respect to, upon conversion of, or in exchange or substitution for such securities) (the “Common Holder Shares”) subject to, and to vote the Common Holder Shares at a regular or special meeting of stockholders (or by written consent) in accordance with, the provisions of this Agreement.

2. Board Size. The holders of Investor Shares and Common Holder Shares shall vote at a regular or special meeting of stockholders (or by written consent) such shares that they own (or as to which they have voting power) to ensure that the size of the Board shall be set at nine (9) directors; provided, however, that such Board size may be subsequently increased or decreased pursuant to an amendment of this Agreement in accordance with Section 16 hereof.

3. Election of Directors and Observation Rights.

(a) For so long as each of 5AM Ventures LLC and its affiliated funds (collectively, “5AM”), Singapore Bio-Innovations Pte Ltd. and its affiliated funds (collectively “Singapore”), GBS Venture Partners Limited and its affiliated funds (collectively “GBS”) and Alloy Ventures and its affiliated funds (collectively “Alloy”) holds in the aggregate at least three percent (3%) of the Fully-Diluted Capital Stock (as defined below) of the Company (as adjusted for stock splits, stock dividends, recapitalizations or the like), each of 5AM, Singapore, GBS and Alloy shall be entitled to the following rights:

(i) If a designee of Singapore is not represented on the Board, then the Company shall invite a representative of Singapore to attend all meetings of the Board (and all committees thereof) in a nonvoting observer capacity and, in this respect, shall give such representative copies of all notices, minutes, consents, and other material that it provides to its directors; provided, however, that the Company shall reserve the right to exclude such

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representative from access to any material or meeting or portion thereof if the Company believes upon advice of counsel that such exclusion is reasonably necessary to preserve the attorney-client privilege. Such representative may participate in discussions of matters brought to the Board.

(ii) If a designee of 5AM is not represented on the Board, the Company shall invite a representative of 5AM to attend all meetings of the Board (and all committees thereof) in a nonvoting observer capacity and, in this respect, shall give such representative copies of all notices, minutes, consents, and other material that it provides to its directors; provided, however, that the Company shall reserve the right to exclude such representative from access to any material or meeting or portion thereof if the Company believes upon advice of counsel that such exclusion is reasonably necessary to preserve the attorney-client privilege. Such representative may participate in discussions of matters brought to the Board.

(iii) If a designee of GBS is not represented on the Board, the Company shall invite a representative of GBS to attend all meetings of the Board (and all committees thereof) in a nonvoting observer capacity and, in this respect, shall give such representative copies of all notices, minutes, consents, and other material that it provides to its directors; provided, however, that the Company shall reserve the right to exclude such representative from access to any material or meeting or portion thereof if the Company believes upon advice of counsel that such exclusion is reasonably necessary to preserve the attorney-client privilege. Such representative may participate in discussions of matters brought to the Board.

(iv) If a designee of Alloy is not represented on the Board, the Company shall invite a representative of Alloy to attend all meetings of the Board (and all committees thereof) in a nonvoting observer capacity and, in this respect, shall give such representative copies of all notices, minutes, consents, and other material that it provides to its directors; provided, however, that the Company shall reserve the right to exclude such representative from access to any material or meeting or portion thereof if the Company believes upon advice of counsel that such exclusion is reasonably necessary to preserve the attorney-client privilege. Such representative may participate in discussions of matters brought to the Board.

(b) In any election of directors of the Company to elect the Preferred Directors, the Parties holding shares of Preferred Stock shall each vote at any regular or special meeting of stockholders (or by written consent) such number of shares of Preferred Stock then owned by them (or as to which they then have voting power) as may be necessary to elect (i) one (1) director nominated by funds managed by or affiliated with Sofinnova Ventures, Inc. (“Sofinnova”), which director shall initially be James Healy, for so long as Sofinnova holds at least five percent (5%) of the Fully-Diluted Capital Stock (as defined below) of the Company (as adjusted for stock splits, stock dividends, recapitalizations or the like) and (ii) one (1) director nominated by a majority of the holders of shares of Preferred Stock, voting together as a single class, which director shall initially be Dennis Henner. James Healy shall initially serve as Chairman of the Board.

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(c) (i) In any election of directors of the Company to elect At-Large Directors, the Parties holding shares of Common Stock and Preferred Stock shall each vote at any regular or special meeting of stockholders (or by written consent) such number of shares of Common Stock and/or Preferred Stock then owned by them (or as to which they then have voting power) as may be necessary to elect one (1) director who shall be the Company’s then current Chief Executive Officer (“CEO”). Such At-Large Director shall initially be David Pritchard; and

(ii) In any election of directors of the Company to elect additional At-Large Directors, whom, in the reasonable judgment of the Board of Directors of the Company, shall be recognized experts in the biotechnology field, and shall not be employed by the Company, the Investors and the Common Holders shall each vote at any regular or special meeting of stockholders (or by written consent) such number of voting securities of the Company then owned by them (or as to which they then have voting power) as may be necessary to elect the At-Large Directors that are nominated by a majority of the holders of shares of Preferred Stock and Common Stock, voting together as a single class, which directors shall initially be Brigitte Smith, Ted Love, Gary Lyons, Denise Gilbert and Ray Withy.

For purposes of this Agreement, “Fully-Diluted Capital Stock” shall mean (A) outstanding Common Stock, (B) Common Stock issuable upon conversion of Preferred Stock, (C) Common Stock issuable upon exercise of outstanding options and (D) Common Stock issuable upon exercise (and, in the case of warrants to purchase Preferred Stock, conversion) of outstanding warrants.

4. Removal. Any director of the Company may be removed from the Board in the manner allowed by law and the Company’s Amended and Restated Certificate of Incorporation and Bylaws, but with respect to a director designated pursuant to subsections 3(b) and 3(c), only upon the vote or written consent of the stockholders holding a majority of the shares or directors entitled to designate such director.

5. Legend on Share Certificates. Each certificate representing any Shares shall be endorsed by the Company with a legend reading substantially as follows:

“THE SHARES EVIDENCED HEREBY ARE SUBJECT TO A VOTING AGREEMENT (A COPY OF WHICH MAY BE OBTAINED UPON WRITTEN REQUEST FROM THE ISSUER), AND BY ACCEPTING ANY INTEREST IN SUCH SHARES THE PERSON ACCEPTING SUCH INTEREST SHALL BE DEEMED TO AGREE TO AND SHALL BECOME BOUND BY ALL THE PROVISIONS OF SAID VOTING AGREEMENT.”

6. “Drag Along” Right. In the event that the Board and the holders of at least sixty percent (60%) of the then outstanding shares of Preferred Stock (on an as-converted basis) approve a Liquidation Event (as defined in the Company’s Amended and Restated Certificate of Incorporation) (a “Sale of the Company”), then each Investor and Common Holder hereby agrees with respect to all securities of the Company which it own(s) or otherwise exercises voting or dispositive authority:

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(a) In the event the Sale of the Company is to be brought to a vote at a stockholder meeting, after receiving proper notice of any meeting of stockholders of the Company to vote on the approval of a Sale of the Company, to be present, in person or by proxy, as a holder of shares of voting securities, at all such meetings and be counted for the purposes of determining the presence of a quorum at such meetings;

(b) to vote (in person, by proxy or by action by written consent, as applicable) all shares of the capital stock of the Company as to which it has beneficial ownership in favor of such Sale of the Company and in opposition of any and all other proposals that could reasonably be expected to delay or impair the ability of the Company to consummate such Sale of the Company;

(c) to refrain from exercising any dissenters’ rights or rights of appraisal under applicable law at any time with respect to such Sale of the Company;

(d) to execute and deliver all related documentation and take such other action in support of the Sale of the Company as shall reasonably be requested by the Company; and

(e) except for this Voting Agreement, neither any of the parties hereto nor any affiliates thereof shall deposit any shares of capital stock beneficially owned by such party or affiliate in a voting trust or subject any such shares of capital stock to any arrangement or agreement with respect to the voting of such shares of capital stock.

Notwithstanding the foregoing, (x) no Investor or Common Holder shall be required to comply with the provisions of this Section 6 with respect to a Sale of the Company (i) if such Investor or Common Holder (solely in its role as a stockholder) is required to (A) make representations and warranties in any documentation to be entered into in connection with the Sale of the Company (the “Merger Documents”), that are different than the representations and warranties provided by other stockholders (solely in their role as a stockholder) or (B) contribute additional capital or assets in connection with such sale of the Company, unless such Investor or Common Holder otherwise agrees, or (ii) unless (A) the net proceeds of such Sale of the Company are to be distributed to stockholders of the Company in accordance with the Company’s Amended and Restated Certificate of Incorporation, (B) the liability of each stockholder on account of such sale or transaction, is several and not joint with any other person (except to the extent that funds may be paid out of an escrow established to cover breach of representations, warranties and covenants of the Company as well as breach by any stockholder of any of identical representations, warranties and covenants provided by all stockholders), and will not exceed the value of the consideration received by such stockholder in the sale or transaction; and (C) the amount payable by such stockholder of the Company on account of any particular claim made against it (including any escrowed proceeds received by it) will not exceed its proportional allocation based on the respective amount of consideration received by it in such transaction relative to all other stockholders and (y) no holder of Series E Preferred Stock shall be required to comply with the provisions of this Section 6 with respect to a Sale of the Company

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unless such holder would receive for each share of Series E Preferred Stock held by such holder an amount of consideration in such transaction greater than or equal to the Participation Cap applicable to the Series E Preferred Stock (as defined in the Company’s Amended and Restated Certificate of Incorporation).

7. Covenants of the Company. The Company agrees to use its best efforts to ensure that the rights granted hereunder are effective and that the Parties hereto enjoy the benefits thereof. Such actions include, without limitation, the use of the Company’s best efforts to cause the nomination and election of the directors as provided above. The Company will not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all of the provisions of this Agreement and in the taking of all such actions as may be necessary, appropriate or reasonably requested by the holders of a majority of the outstanding voting securities held by the Parties hereto assuming conversion of all outstanding securities in order to protect the rights of the Parties hereunder against impairment.

8. No Liability for Election of Recommended Directors. Neither the Company, the Common Holders, the Investors, nor any officer, director, stockholder, partner, employee or agent of such Party, makes any representation or warranty as to the fitness or competence of the nominee of any Party hereunder to serve on the Company’s Board by virtue of such Party’s execution of this Agreement or by the act of such Party in voting for such nominee pursuant to this Agreement.

9. Grant of Proxy. Should the provisions of this Agreement be construed to constitute the granting of proxies, such proxies shall be deemed coupled with an interest and are irrevocable for the term of this Agreement.

10. Specific Enforcement. It is agreed and understood that monetary damages would not adequately compensate an injured Party for the breach of this Agreement by any Party, that this Agreement shall be specifically enforceable, and that any breach or threatened breach of this Agreement shall be the proper subject of a temporary or permanent injunction or restraining order. Further, each Party hereto waives any claim or defense that there is an adequate remedy at law for such breach or threatened breach.

11. Execution by the Company. The Company, by its execution in the space provided below, agrees that it will cause the certificates evidencing the shares of Common Stock and Preferred Stock to bear the legend required by Section 5 herein, and it shall supply, free of charge, a copy of this Agreement to any holder of a certificate evidencing shares of capital stock of the Company upon written request from such holder to the Company at its principal office. The Parties hereto do hereby agree that the failure to cause the certificates evidencing the shares of Common Stock and Preferred Stock to bear the legend required by Section 5 herein and/or failure of the Company to supply, free of charge, a copy of this Agreement as provided under Section 5 shall not affect the validity or enforcement of this Agreement.

12. Captions. The captions, headings and arrangements used in this Agreement are for convenience only and do not in any way limit or amplify the terms and provisions hereof.

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13. Notices. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed effectively given upon the earlier to occur of actual receipt or: (a) upon personal delivery to the Party to be notified, (b) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient; or if not, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the respective Parties at the addresses set forth on the signature pages attached hereto (or at such other addresses as shall be specified by notice given in accordance with this Section 13).

14. Term. This Agreement shall terminate and be of no further force or effect immediately or on the earlier of (a) the consummation of the Company’s sale of its Common Stock or other securities listed on the Nasdaq National Market or the New York Stock Exchange pursuant to a registration statement on Form S-1 or successor form under the Securities Act of 1933, as amended, (other than a registration statement relating either to sale of securities to employees of the Company pursuant to its stock option, stock purchase or similar plan or a SEC Rule 145 transaction), with a pre-initial public offering valuation of at least $225,000,000 and gross proceeds to the Company of not less than $30,000,000; (b) the date on which a registration statement on Form S-1 registering for re-sale by shareholders of this corporation shares of Common Stock issued upon conversion of the Preferred Stock and, without duplication, shares of Common Stock issued in, or shares of Common Stock issued upon conversion of shares of Preferred Stock issued in, a PIPE Offering (as defined in the Amended and Restated Investors’ Rights Agreement, dated as of the date hereof among the Company and certain of its shareholders) becomes effective; (c) the consummation of a Sale of the Company; or (d) the date specified by written consent or agreement of the holders of a majority of the then outstanding Common Stock held by the Common Holders and the holders of not less than sixty percent (60%) of the then outstanding shares of Preferred Stock.

15. Manner of Voting. The voting of shares pursuant to this Agreement may be effected in person, by proxy, by written consent, or in any other manner permitted by applicable law.

16. Amendments and Waivers. Any term hereof may be amended and the observance of any term hereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of (a) the Company, (b) the holders of a majority of the then outstanding Common Stock held by the Common Holders, and (c) the holders of sixty percent (60%) of the then outstanding Preferred Stock held by the Investors; provided, however, that any amendment to clause (y) of the last sentence of Section 6 also shall require the prior written consent of the holders of sixty percent (60%) of the then outstanding Series E Preferred Stock held by the Investors. Any amendment or waiver so effected shall be binding upon the Parties hereto, and all their respective successors and assigns whether or not such party, assignee, or other stockholder entered into or approved such amendment or waiver. The Parties hereby agree and acknowledge that the addition of an additional party pursuant to Section 23 below shall not constitute an amendment or waiver of this Agreement.

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17. Stock Splits, Stock Dividends, etc. In the event of any issuance of shares of the Company’s voting securities hereafter to any of the Parties hereto (including, without limitation, in connection with any stock split, stock dividend, recapitalization, reorganization, or the like), such shares shall become subject to this Agreement and shall be endorsed with the legend set forth in Section 5.

18. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

19. Binding Effect. In addition to any restriction or transfer that may be imposed by any other agreement by which any Party hereto may be bound, this Agreement shall be binding upon the Parties, their respective heirs, successors and assigns and to such additional individuals or entities that may become stockholders of the Company and that desire to become Parties hereto; provided that for any such transfer to be deemed effective, the transferee shall have executed and delivered an Adoption Agreement substantially in the form attached hereto as Exhibit C. Upon the execution and delivery of an Adoption Agreement by any transferee reasonably acceptable to the Company, such transferee shall be deemed to be a Party hereto as if such transferee’s signature appeared on the signature pages hereto. By their execution hereof or any Adoption Agreement, each of the Parties hereto appoints the Company as its attorney-in-fact for the purpose of executing any Adoption Agreement which may be required to be delivered hereunder.

20. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to conflicts of law principles thereof.

21. Entire Agreement and Termination of Prior Agreement. This Agreement is intended to be the sole agreement of the Parties as it relates to this subject matter and does hereby supersede all other agreements of the Parties relating to the subject matter hereof. By execution of this Agreement, the Company, Investors holding at least sixty percent (60%) of the outstanding Preferred Stock held by the Investors and a majority of Common Holders subject to the Prior Agreement acknowledge and agree that the Prior Agreement shall hereby terminate and shall be of no further force and effect and each of the parties thereto shall have no further rights or obligations thereunder.

22. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

23. Additional Parties.

(a) In the event of a subsequent closing with an investor as provided for in Section 1.3 of the Series E Agreement, such investor shall become a party to this Agreement as an “Investor” upon receipt from such investor of a fully executed signature page hereto.

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(b) If additional parties purchase shares of the Company’s Common Stock (each additional party, a “New Common Holder”), including but not limited to, pursuant to the exercise of an option or warrant to purchase shares of Common Stock, then each such New Common Holder may become party to this Agreement as a “Common Holder” hereunder, without the need for any consent, approval or signature of any Investor or Common Holder, when such New Common Holder has both: (i) purchased such shares of Common Stock and paid the Company all consideration payable for such shares and (ii) executed a counterpart signature page to this Agreement. The Company shall require each stockholder owning shares of the Company’s Common Stock, which shares represent in the aggregate at least one percent (1.0%) of the total capital stock of the Company, to become a party to this Agreement as a “Common Holder”. For purposes of this Section 23(b), “total capital stock of the Company” shall include (A) all outstanding shares of the Company’s Common Stock, (B) all shares of Common Stock issuable upon conversion or exercise of all outstanding convertible or exercisable securities of the Company and (C) all shares of Common Stock reserved for issuance pursuant to the Company’s employee stock plans.

24. Arbitration. Any controversy between the Parties hereto involving any claim arising out of or relating to the termination of this Agreement, will be submitted to and be settled by final and binding arbitration in San Francisco, California, in accordance with the then current Commercial Arbitration Rules of the American Arbitration Association (the “AAA”), and judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof. Such arbitration shall be conducted by three (3) arbitrators chosen by the Company, the Investors, and the Common Holders, or failing such agreement, an arbitrator experienced in the sale of similarly-sized companies appointed by the AAA. There shall be limited discovery prior to the arbitration hearing as follows: (a) exchange of witness lists and copies of documentary evidence and documents relating to or arising out of the issues to be arbitrated, (b) depositions of all party witnesses, and (c) such other depositions as may be allowed by the arbitrators upon a showing of good cause. Depositions shall be conducted in accordance with the California Code of Civil Procedure, the arbitrator(s) shall be required to provide in writing to the Parties the basis for the award or order of such arbitrator(s), and a court reporter shall record all hearings, with such record constituting the official transcript of such proceedings.

25. Aggregation of Stock. All shares of the Preferred Stock and Common Stock held or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement. For purposes of this Agreement, the mutual funds, other pooled vehicles and client accounts on whose behalf the Fidelity Investors (as defined in Section 26) and their respective investment advisory affiliates exercise investment discretion shall be considered affiliates or affiliated entities or persons of such Fidelity Investors and such investment advisory affiliates.

26. Massachusetts Business Trust. A copy of the Agreement and Declaration of Trust of Fidelity Advisor Series I: Fidelity Advisor Dividend Growth Fund, Fidelity Advisor Series VII: Fidelity Advisor Biotechnology Fund, Fidelity Magellan Fund: Fidelity Magellan

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Fund, Fidelity Rutland Square Trust II: Strategic Advisers Core Fund, Fidelity Rutland Square Trust II: Strategic Advisers Core Multi-Manager Fund, Fidelity Securities Fund: Fidelity Dividend Growth Fund, Fidelity Select Portfolios: Biotechnology Portfolio and Variable Insurance Products Fund III: Balanced Portfolio (each, a “Fidelity Investor”) (or any affiliate thereof) is on file with the Secretary of the Commonwealth of Massachusetts and notice is hereby given that this Agreement is executed on behalf of the trustees of each such Fidelity Investor or any such affiliate thereof as trustees and not individually and that the obligations of this Agreement are not binding on any of the trustees, officers or stockholders of any such Fidelity Investor or any such affiliate thereof individually but are binding only upon each such Fidelity Investor or any such affiliate thereof and its assets and property.

[Remainder of page intentionally left blank.]

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IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first written above.

KALOBIOS PHARMACEUTICALS, INC.

/s/ David Pritchard
David Pritchard Chief Executive Officer

Address:	260 East Grand Avenue
South San Francisco, CA 94080

SIGNATURE PAGE TO KALOBIOS PHARMACEUTICALS, INC.

AMENDED & RESTATED VOTING AGREEMENT

INVESTORS:

FIDELITY MAGELLAN FUND: FIDELITY MAGELLAN FUND

By:	/s/ Adrien Deberghes
Name:	Adrien Deberghes
Title:	Deputy Treasurer

FIDELITY SELECT PORTFOLIOS: BIOTECHNOLOGY PORTFOLIO

By:	/s/ Adrien Deberghes
Name:	Adrien Deberghes
Title:	Deputy Treasurer

FIDELITY ADVISOR SERIES VII: FIDELITY ADVISOR BIOTECHNOLOGY FUND

By:	/s/ Adrien Deberghes
Name:	Adrien Deberghes
Title:	Deputy Treasurer

SIGNATURE PAGE TO KALOBIOS PHARMACEUTICALS, INC.

AMENDED & RESTATED VOTING AGREEMENT

INVESTORS:

VARIABLE INSURANCE PRODUCTS FUND III: BALANCED PORTFOLIO

By:	/s/ Adrien Deberghes
Name:	Adrien Deberghes
Title:	Deputy Treasurer

FIDELITY ADVISOR SERIES I: FIDELITY ADVISOR DIVIDEND GROWTH FUND

By:	/s/ Adrien Deberghes
Name:	Adrien Deberghes
Title:	Deputy Treasurer

FIDELITY SECURITIES FUND: FIDELITY DIVIDEND GROWTH FUND

By:	/s/ Adrien Deberghes
Name:	Adrien Deberghes
Title:	Deputy Treasurer

SIGNATURE PAGE TO KALOBIOS PHARMACEUTICALS, INC.

AMENDED & RESTATED VOTING AGREEMENT

INVESTORS:

FIDELITY RUTLAND SQUARE TRUST II: STRATEGIC ADVISERS CORE MULTI-MANAGER FUND

By:	/s/ Adrien Deberghes
Name:	Adrien Deberghes
Title:	Deputy Treasurer

FIDELITY RUTLAND SQUARE TRUST II: STRATEGIC ADVISERS CORE FUND

By:	/s/ Adrien Deberghes
Name:	Adrien Deberghes
Title:	Deputy Treasurer

Address for Notices:	Andrew Boyd
Fidelity Investments
82 Devonshire Street,
V13H
Boston, MA 02109
Tel: 617-563-5144
Fax: 617-385-2818

SIGNATURE PAGE TO KALOBIOS PHARMACEUTICALS, INC.

AMENDED & RESTATED VOTING AGREEMENT

INVESTORS:

Mitsubishi UFJ Capital II, Limited partnership

by:	Mitsubishi UFJ Capital its General Partner

By:	/s/ Yoshihiro Hashimoto
Name:	Yoshihiro Hashimoto
Title:	President

Address:	1-7-17 Nihonbashi, Chuo-ku
Tokyo, 103-0027, Japan

SIGNATURE PAGE TO KALOBIOS PHARMACEUTICALS, INC.

AMENDED & RESTATED VOTING AGREEMENT

INVESTORS:

GENZYME CORPORATION

By: /s/ David Meeker
Name: David Meeker
Title: President and Chief Executive Officer

Address:	Genzyme Corporation
500 Kendall Street
Cambridge, MA 02142

SIGNATURE PAGE TO KALOBIOS PHARMACEUTICALS, INC.

AMENDED & RESTATED VOTING AGREEMENT

INVESTORS:

MPM BIOVENTURES III, L.P.

By:	MPM BioVentures III GP, L.P., its General Partner
By:	MPM BioVentures III LLC, its General Partner

By:	/s/ Dennis Henner
Name:	Dennis Henner
Title:	Series A Member

MPM BIOVENTURES III-QP, L.P.

By:	MPM BioVentures III GP, L.P., its General Partner
By:	MPM BioVentures III LLC, its General Partner

By:	/s/ Dennis Henner
Name:	Dennis Henner
Title:	Series A Member

MPM BIOVENTURES III GMBH & CO. BETEILIGUNGS KG

By:	MPM BioVentures III GP, L.P., in its capacity as the Managing Limited Partner
By:	MPM BioVentures III LLC, its General Partner

By:	/s/ Dennis Henner
Name:	Dennis Henner
Title:	Series A Member

SIGNATURE PAGE TO KALOBIOS PHARMACEUTICALS, INC.

AMENDED & RESTATED VOTING AGREEMENT

INVESTORS:

MPM BIOVENTURES III PARALLEL FUND, L.P.

By:	MPM BioVentures III GP, L.P., its General Partner
By:	MPM BioVentures III LLC, its General Partner

By:	/s/ Dennis Henner
Name:	Dennis Henner
Title:	Series A Member

MPM ASSET MANAGEMENT INVESTORS 2005 BVIII LLC

By:	/s/ Dennis Henner
Name:	Dennis Henner
Title:	Manager

MPM BIOVENTURES STRATEGIC FUND, L.P.

By:	MPM BioVentures III GP, L.P., its General Partner
By:	MPM BioVentures III LLC, its General Partner

By:	/s/ Dennis Henner
Name:	Dennis Henner
Title:	Series A Member

SIGNATURE PAGE TO KALOBIOS PHARMACEUTICALS, INC.

AMENDED & RESTATED VOTING AGREEMENT

INVESTORS:

SOFINNOVA VENTURE PARTNERS V, LP
By:	Sofinnova Management V 2005, LLC Its General Partner

By:	/s/ James I. Healy
James I. Healy, Managing Director

SOFINNOVA VENTURE AFFILIATES V, LP
By:	Sofinnova Management V, LLC Its General Partner

By:	/s/ James I. Healy
James I. Healy, Managing Director

SOFINNOVA VENTURE PRINCIPALS V, LP
By:	Sofinnova Management V, LLC Its General Partner

By:	/s/ James I. Healy
James I. Healy, Managing Director

SIGNATURE PAGE TO KALOBIOS PHARMACEUTICALS, INC.

AMENDED & RESTATED VOTING AGREEMENT

INVESTORS:

ALLOY PARTNERS 2000, L.P. ALLOY VENTURES 2000, L.P. ALLOY CORPORATE 2000, L.P. ALLOY INVESTORS 2000, L.P. ALLOY ANNEX I, L.P.

/s/ [Illegible]
By: Alloy Ventures 2000, LLC, its General Partner

Address:	480 Cowper Street, 2nd Floor Palo Alto, CA 94301

SIGNATURE PAGE TO KALOBIOS PHARMACEUTICALS, INC.

AMENDED & RESTATED VOTING AGREEMENT

INVESTORS:

5AM VENTURES LLC

	By:	/s/ [Illegible]
Name:
Title:

Address:	2200 Sand Hill Road, Suite 110 Menlo Park, CA 94025

5AM CO-INVESTORS LLC

	By:	/s/ [Illegible]
Name:
Title:

Address:	2200 Sand Hill Road, Suite 110 Menlo Park, CA 94025

SIGNATURE PAGE TO KALOBIOS PHARMACEUTICALS, INC.

AMENDED & RESTATED VOTING AGREEMENT

INVESTORS:

INVESTORS:

LB I GROUP INC.

By:	/s/ Ashvin Rao
Name:	Ashvin Rao
Title:	Vice President

SIGNATURE PAGE TO KALOBIOS PHARMACEUTICALS, INC.

AMENDED & RESTATED VOTING AGREEMENT

INVESTORS:

Signed for and on behalf of GBS Venture Partners Limited (ABN 54 072 515 247) in its capacity as trustee of GBS BioVentures II

/s/ Brigitte Smith	/s/ Geoff Brooke
Director	Director

Brigitte Smith	Geoff Brooke
Name	Name

Signed for and on behalf of GBS Venture Partners Limited (ABN 54 072 515 247) in its capacity as trustee of the Genesis Fund

/s/ Brigitte Smith	/s/ Geoff Brooke
Director	Director

Brigitte Smith	Geoff Brooke
Name	Name

Address:	Level 5, 71 Collins St. Melbourne Vic, Australia

SIGNATURE PAGE TO KALOBIOS PHARMACEUTICALS, INC.

AMENDED & RESTATED VOTING AGREEMENT

INVESTORS:

G&H PARTNERS

By:	/s/ Jonathan Gleason
Name:	Jonathan Gleason
Title:

Address:	c/o Gunderson Dettmer 1200 Seaport Blvd. Redwood City, CA 94063

SIGNATURE PAGE TO KALOBIOS PHARMACEUTICALS, INC.

AMENDED & RESTATED VOTING AGREEMENT

INVESTORS:

BAXTER INTERNATIONAL INC.

By:	/s/ Michael Baughman
Name:	Michael Baughman
Title:	CVP Controller

Address:	One Baxter Parkway Deerfield, IL 60015-4625

SIGNATURE PAGE TO KALOBIOS PHARMACEUTICALS, INC.

AMENDED & RESTATED VOTING AGREEMENT

COMMON HOLDERS:

/s/ Dan Shochat
Dan Shochat

/s/ Geoffrey Yarranton
Geoffrey Yarranton

/s/ David Pritchard
David Pritchard

SIGNATURE PAGE TO KALOBIOS PHARMACEUTICALS, INC.

AMENDED & RESTATED VOTING AGREEMENT

EXHIBIT A

GBS Venture Partners Limited, as trustee of the Bioscience Ventures II Fund and the Genesis

Fund

Lotus BioScience Investment Holdings Ltd.

5AM Investors, LLC

5AM Co-Investors, LLC

Singapore Bio-Innovations Pte Ltd.

Sofinnova Venture Partners V, LP

Sofinnova Ventures Affiliates V, LP

Sofinnova Venture Principals V, LP

Alloy Partners 2000, L.P.

Alloy Ventures 2000, L.P.

Alloy Corporate 2000, L.P.

Alloy Investors 2000, L.P.

Alloy Annex I, L.P.

Robert Balint

James Larrick

MPM BioVentures III, L.P.

MPM BioVentures III-QP, L.P.

MPM BioVentures III GmbH & Co. Beteiligungs KG

MPM BioVentures III Parallel Fund, L.P.

MPM Asset Management Investors 2005 BVIII LLC

MPM BioVentures Strategic Fund, L.P.

Howard Baer

Stuart E. Builder

George Sachs

LB I Group Inc.

Mitsubishi UFJ Capital II, Limited partnership

Genzyme Corporation

G&H Partners

Montgomery & Co., LLC

Baxter International Inc.

Development Bank of Japan

Fidelity Advisor Series I: Fidelity Advisor Dividend Growth Fund

Fidelity Advisor Series VII: Fidelity Advisor Biotechnology Fund

Fidelity Magellan Fund: Fidelity Magellan Fund

Fidelity Rutland Square Trust II: Strategic Advisers Core Fund

Fidelity Rutland Square Trust II: Strategic Advisers Core Multi-Manager Fund

Fidelity Securities Fund: Fidelity Dividend Growth Fund

Fidelity Select Portfolios: Biotechnology Portfolio

Variable Insurance Products Fund III: Balanced Portfolio

EXHIBIT B

Robert F. Balint, PhD

Geoffrey Yarranton

Dan Shochat

David Pritchard

5AM Ventures LLC

5AM Co-Investors LLC

SIGNATURE PAGE TO KALOBIOS PHARMACEUTICALS, INC.

AMENDED & RESTATED VOTING AGREEMENT

EXHIBIT C

ADOPTION AGREEMENT

This Adoption Agreement (“Adoption Agreement”) is executed by the undersigned (the “Transferee”) pursuant to the terms of that certain Amended and Restated Voting Agreement dated as of May 2, 2012 (the “Agreement”) by and among the Company and certain of its Stockholders. Capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Agreement. By the execution of this Adoption Agreement, the Transferee agrees as follows:

(a) Acknowledgment. Transferee acknowledges that Transferee is acquiring certain shares of the capital stock of the Company (the “Stock”), subject to the terms and conditions of the Agreement.

(b) Agreement. Transferee (i) agrees that the Stock acquired by Transferee shall be bound by and subject to the terms of the Agreement, and (ii) hereby adopts the Agreement with the same force and effect as if Transferee were originally a Party thereto.

(c) Notice. Any notice required or permitted by the Agreement shall be given to Transferee at the address listed beside Transferee’s signature below.

EXECUTED AND DATED this             day of                     ,             .

TRANSFEREE:

By:
Name and Title

Address:

Fax:

Accepted and Agreed:

KALOBIOS PHARMACEUTICALS, INC

By:

Name:

Title:

SIGNATURE PAGE TO KALOBIOS PHARMACEUTICALS, INC.

AMENDED & RESTATED VOTING AGREEMENT